                                                                   EXHIBIT 10(j)

                                  1st AMENDMENT
               TO THE RETIREMENT PLAN FOR EMPLOYEES OF ONEIDA LTD.

     THIS AMENDMENT is made this 11th day of December, 2002 by Oneida Ltd. (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company maintains the Retirement Plan of Employee of Oneida Ltd., amended and restated effective as of January 1, 1997 (the "Plan"); and

     WHEREAS, the Company reserves the right under Article 12 of the Plan to amend the Plan by action of its Board of Directors; and

     WHEREAS, the Company desires to amend the Plan to effect certain Plan design changes thereto;

     NOW, THEREFORE, the Plan is amended as follows, effective as of December 11, 2002:

1. Article 2 is amended by adding thereto the following new Section 2.69, to read in its entirety as follows (and the existing Section 2.69, and each successive section of Article 2, and any cross references thereto, are renumbered accordingly):

          2.69 Special Benefit shall mean the minimum benefit substituted for Participants' Accrued Benefits pursuant to the Special Rule described in Section 5.01(d).

2. Section 5.01 is amended by adding at the end thereof the following new subsection (d):

          (d) Special Rule: (i) the Accrued Benefit for each of the Employees listed in Exhibit IV shall be not less than the Special Benefit shown in that Exhibit (expressed as a monthly benefit payable in the form of a life annuity commencing on the first day of the month that is coincident or next follows the date the Participant has attained age 62 while in continuous employment and has completed at least 5 Years of Service (the Participant's "Unreduced Special Benefit Date")). As the alternative Accrued Benefit, these Special Benefits are payable at the same time and in the same form as other Plan benefits. If a Participant elects to begin receiving his benefit before the Participant's Unreduced Special Benefit Date, the factors described in Schedule A of Exhibit IV below will be applied to the Participant's Special Benefit, whether or not the Participant has attained his Early Retirement Date under the Plan.

3. Exhibit IV is added to the Plan, as attached.


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

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by the Board of Directors as of the date first set forth above.

     ONEIDA LTD.


By: /s/ GREGG R. DENNY
    ------------------------------
      Gregg R. Denny
      Chief Financial Officer
Date: December 11, 2002


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

                                   EXHIBIT IV
                                 SPECIAL AMOUNTS

Below are the Special Amounts credited to Employees' Accrued Benefits.

------------------------------------------------------------------------------
                                                              Minimum Monthly
    Employee                                                  Accrued Benefit*
------------------------------------------------------------------------------
Harold J. DeBarr                                                $ 7,690.67
------------------------------------------------------------------------------
Thomas A. Fetzner                                               $ 7,801.33
------------------------------------------------------------------------------
Robert J. Houle                                                 $ 9,655.24
------------------------------------------------------------------------------
Peter J. Kallet                                                 $25,096.92
------------------------------------------------------------------------------

* The Minimum Monthly Accrued Benefit listed above will be reduced by fifty percent (50%) of the Primary Insurance Benefit applicable to a Participant under the Social Security Act as of the Participant's normal retirement age under the Social Security Act.


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

                                   SCHEDULE A
                                  TO EXHIBIT IV

             EARLY RETIREMENT REDUCTION FACTORS FOR SPECIAL AMOUNTS

The early retirement reduction table is:

--------------------------------------------------------------------------------
Age                                                                Benefit % (1)
--------------------------------------------------------------------------------
62                                                                      100
--------------------------------------------------------------------------------
61                                                                       90
--------------------------------------------------------------------------------
60                                                                       80
--------------------------------------------------------------------------------
59                                                                       70
--------------------------------------------------------------------------------
58                                                                       65
--------------------------------------------------------------------------------
57                                                                       60
--------------------------------------------------------------------------------
56                                                                       55
--------------------------------------------------------------------------------
55                                                                       50
--------------------------------------------------------------------------------
54                                                                     47.5
--------------------------------------------------------------------------------
53                                                                       45
--------------------------------------------------------------------------------
52                                                                     42.5
--------------------------------------------------------------------------------
51                                                                       40
--------------------------------------------------------------------------------
50                                                                     37.5
--------------------------------------------------------------------------------
49                                                                       35
--------------------------------------------------------------------------------
48                                                                     32.5
--------------------------------------------------------------------------------
47                                                                       30
--------------------------------------------------------------------------------
46                                                                     27.5
--------------------------------------------------------------------------------
45                                                                       25
--------------------------------------------------------------------------------
44                                                                       24
--------------------------------------------------------------------------------
43                                                                       23
--------------------------------------------------------------------------------
42                                                                       22
--------------------------------------------------------------------------------
41                                                                       21
--------------------------------------------------------------------------------
40                                                                       20
--------------------------------------------------------------------------------

Note: Early Retirement Factors for ages less than age 55.


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